UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 4, 2007

Citizens Bancshares Corporation
(Exact name of registrant as specified in its charter)

Georgia	333-38509	58-1631302
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

75 Piedmont Avenue, NE, Atlanta, Georgia, USA		30303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 659-5959

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2007, Citizens Bancshares Corporation (the “Registrant”) paid the following discretionary bonuses to the following executive officers named in the Summary Compensation Table set forth in the Company’s proxy statement for its 2007 annual meeting of shareholders:

Named Executive Officer	Bonus
James E. Young	$13,433
Cynthia N. Day	$8,629
Robert E. Nesbitt	$5,248
Samuel J. Cox	$4,483
Roger Botwin	$4,269

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION

By:	/s/ James E. Young
James E. Young
President and CEO

Dated: May 4, 2007